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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549

                                  ____________




                                   FORM 8-K/A

                                 AMENDMENT NO. 1



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  December 19, 2000
                       (Date of earliest event reported)

                                 CARDIMA, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-22419                      94-3177883
(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)

                47266 Benicia Street, Fremont, California 94538
           (Address of principal executive offices)       (Zip Code)

      Registrant's telephone number, including area code:  (510) 354-0300

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

      Cardima, Inc. sold a portion of its patent portfolio and related intellectual property pertaining to intravascular sensing and signal detection and certain guiding catheters to Medtronic, Inc. for $8,000,000 in cash, $4,000,000 of which was paid on execution of the agreement on December 19, 2000. The balance was paid on completion of the transfer of the property, which took place in January 2001. Cardima received back a co-exclusive, perpetual, fully paid license for the right to use these patents for its core business interest, mapping and ablation. The terms of the transaction were based on arms-length negotiations between the parties and were not based on an appraisal or any other formal method of valuation of the property.

ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Unaudited pro forma financial statements of Cardima, Inc.

          1. Unaudited pro forma condensed balance sheet as of September 30, 2000.

          2. Since there was no effect on the historical statement of operations for all periods, no pro forma statement of operations was prepared.

     (c)  Not applicable.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  February 21, 2001

                             CARDIMA, INC.

                              By  /s/ Ronald E. Bourquin
                                --------------------------------
                                Ronald E. Bourquin
                                Vice President and
                                Chief Financial Officer

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               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet is presented for illustrative purposes only. This statement is not necessarily indicative of our financial position for future periods as assumed in this pro forma condensed balance sheet.

The unaudited pro forma condensed balance sheet gives effect to the sale of a portion of Cardima's patent portfolio and related intellectual property to Medtronic, Inc. for $8,000,000 in cash and assumes the disposition of this intellectual property took place on September 30, 2000. This disposition had no effect on the pro forma statement of operations for the year ended December 31, 2000 or for the nine months ended September 30, 2000.

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                                 CARDIMA, INC.

                         UNAUDITED PRO FORMA CONDENSED

                                 BALANCE SHEET

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                  Unaudited Pro Forma Condensed Balance Sheet
                           As of September 30, 2000

                                                                                         Pro Forma
                                                                 As reported            Adjustments               Pro Forma
                                                                 -----------            -----------               ---------
ASSETS
Current assets:
   Cash and cash equivalents                                     $  1,217                 $8,000                 $  9,217
Short-term investments                                                  -                      -                        -
Accounts receivable, net of allowances                                307                      -                      307
Inventories                                                         1,855                      -                    1,855
Other current assets                                                  292                      -                      292
                                                                 --------               --------                 --------
Total current assets                                             $  3,671                 $8,000                 $ 11,671

Property and equipment, net                                         2,078                      -                    2,078
Notes receivable                                                      494                      -                      494
Other assets                                                          168                      -                      168
                                                                 --------               --------                 --------
                                                                 $  6,411                 $8,000                 $ 14,411
                                                                 ========               ========                 ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                              $  1,233                 $    -                 $  1,233
Accrued compensation and other current liabilities                    841                      -                      841
Capital lease obligation - current portion                            655                      -                      655
Line of credit obligation - current portion                         1,379                      -                    1,379
                                                                 --------               --------                 --------
Total current liabilities                                        $  4,108                 $    -                 $  4,108

Deferred rent                                                          18                      -                       18
Capital lease obligation - noncurrent portion                         697                      -                      697

Stockholders' equity:
Common stock                                                       71,430                      -                   71,430
Deferred compensation                                                 (75)                     -                      (75)
Accumulated deficit                                               (69,767)                 8,000                  (61,767)
                                                                 --------               --------                 --------
Total stockholders' equity                                       $  1,588                 $8,000                 $  9,588
                                                                 --------               --------                 --------
                                                                 $  6,411                 $8,000                 $ 14,411
                                                                 ========               ========                 ========

                            See accompanying notes.

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                                 CARDIMA, INC.

                          NOTES TO UNAUDITED PRO FORMA

                            CONDENSED BALANCE SHEET

NOTE -- BASIS OF PRESENTATION AND PRO FORMA ADJUSTMENT

The Cardima, Inc. ("Cardima" or the "Company") unaudited pro forma condensed balance sheet gives effect to the sale of a portion of Cardima's patent portfolio and related intellectual property to Medtronic, Inc. for $8,000,000 in cash and assumes the disposition took place on September 30, 2000. It also reflects the reduction in accumulated deficit for the entire $8,000,000, since the related intellectual property had no carrying value on the balance sheet at September 30, 2000.

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